                              NEVADA POWER COMPANY
- ---------------------------------------------------------------------NP---------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 1995


TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Nevada Power Company will be held at the Las Vegas Hilton, Pavilions 1-3, 3000 Paradise Road, Las Vegas, Nevada, on Friday, May 12, 1995, at 2:00 P.M. for the following purposes:

     1.   To elect four directors to three-year terms.

     2. To consider and act upon any other business that may properly be brought before the meeting.

     For easy access to the Annual Meeting room, complementary parking has been reserved for Nevada Power Company Shareholders in Parking Lot A of the Las Vegas Convention Center. Please see accompanying map.

     Guest rooms have been reserved at the Las Vegas Hilton at a special rate for those Nevada Power Company Shareholders who wish to stay any day(s) between Thursday, May 11, and Sunday, May 14, 1995. To obtain this special rate, reservations must be made by April 27, 1995 by calling the Las Vegas Hilton
(800) 732-7117 or (702) 732-5111, and indicating that you are attending the Nevada Power Company Shareholders Meeting.

     The close of business on March 14, 1995 has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

March 14, l995



                              Richard L. Hinckley
                              Richard L. Hinckley
                              Secretary



           ---------------------------------------------------------
          | EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE | | SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT |
          |          PROMPTLY IN THE ACCOMPANYING ENVELOPE          |
           ---------------------------------------------------------

                               LOCATION OF 1995
                        ANNUAL MEETING OF SHAREHOLDERS

A map of the location of the 1995 Annual Meeting of Shareholders to be held at the Las Vegas Hilton, Pavilions 1-3, is included in this space. The map shows the area of Las Vegas, Nevada including Sahara Avenue to the North, Tropicana Avenue to the South, Interstate 15 to the West and Paradise Road to the East, as well as the relative location of McCarran Airport and the Las Vegas Convention Center.

                              NEVADA POWER COMPANY
                            6226 West Sahara Avenue
                                  P.O. Box 230
                           Las Vegas, Nevada   89151
                            _______________________


                                PROXY STATEMENT

     The enclosed proxy for the 1995 Annual Meeting of Shareholders is solicited by the Board of Directors of Nevada Power Company (the "Company") and it may be revoked by written notice to the Secretary of the Company at any time prior to its use. All shares represented by valid proxies on the enclosed form, timely received by the Company, will be voted at the meeting or any adjourned session in the manner directed by the shareholder. If no direction is made, the proxy will be voted "FOR" proposal 1.

     As of the close of business on March 14, 1995, there were outstanding and entitled to vote 45,753,517 shares of Common Stock. Only holders of Common Stock of record at the close of business on March 14, 1995 will be entitled to vote at the meeting.

     Each share of the Company's Common Stock is entitled to one vote. The total number of shares represented by individual proxies includes shares, if any, owned by shareholders and credited to their accounts under the Company's Stock Purchase and Dividend Reinvestment Plan. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company tabulates the votes. Abstentions are included in the determination of the number of shares present and voting, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The first mailing of the proxy and proxy statement to common shareholders will be on or about March 27, 1995.

     The cost of soliciting proxies in the enclosed form is being borne by the Company. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their reasonable expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph by directors, officers, and a few regular employees of the Company in addition to their usual duties, but they will not be specially compensated for these services. The Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to aid in the solicitation of proxies by similar methods, for which D.F. King & Co., Inc. will receive a fee of $7,000 plus reimbursement of out-of-pocket expenses.

                             ELECTION OF DIRECTORS

     The Company's Restated Articles of Incorporation currently provide for a classified board consisting of between three and twelve directors. At present, the Board of Directors (sometimes referred to herein as the "Board") consists of ten members divided into three classes of four, two and four directors, respectively. One class of directors is elected at each Annual Meeting to serve a three-year term. A brief biography of each nominee up for election at the 1995 Annual Meeting is presented below. Management recommends that shareholders vote "FOR" these nominees.

     The proxies solicited by and on behalf of the Board of Directors of the Company will be voted "FOR" the election of the nominees, unless authority to do so is withheld as provided in the enclosed proxy. Although it is not contemplated that any of the nominees will be unable to serve, in the event any nominee should not be available as a candidate for director at the time of the Annual Meeting, the persons named in the proxy will vote for a substitute who will be designated by the present Board of Directors to fill such vacancy.

     The following table sets forth biographical information for the four nominees for director and the other directors of the Company.

                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

Nominees for Director:
- ----------------------

FRED D. GIBSON, JR. 67  Chairman,  President,  Chief  Executive      1978/1995
                        Officer  and  a  director  of  American
                        Pacific  Corporation   (manufacture  of
                        chemicals   and   pollution   abatement
                        equipment;  real  estate  development).
                        Mr. Gibson  has  been  affiliated  with
                        American Pacific  Corporation  and  its
                        predecessor,  Pacific   Engineering   &
                        Production Co.,  since l956. Mr. Gibson
                        is a  graduate  of  the  University  of
                        Nevada   and    holds   a   degree   in
                        Metallurgical  Engineering.     He   is
                        Chairman of  the Audit  Committee and a
                        member  of   the  Executive  Committee,
                        Compensation Committee,  and Nominating
                        Committee.

JAMES C. HOLCOMBE   50  President and  Chief Operating  Officer      1990/1995
                        of the Company. Mr. Holcombe joined the
                        Company as  Executive Vice President on
                        March l, l989 and was elected President
                        and Chief  Operating Officer  on May 1,
                        l989. Prior  to joining the Company, he
                        was   Vice    President   of   Resource
                        Development  for   San  Diego  Gas  and
                        Electric Company.  Mr.  Holcombe  is  a
                        graduate  of   California   Polytechnic
                        State University  and is  a  Registered
                        Professional Engineer.  He is  a member
                        of the Executive Committee.

                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

CONRAD L. RYAN      70  Elected President  of  the  Company  in      1978/1995
                        1978, Chief  Executive Officer  of  the
                        Company in  l979 and  Chairman  of  the
                        Board in  l982. Mr.  Ryan retired  from
                        the Company  and from  the positions of
                        Chief Executive Officer and Chairman of
                        the  Board  in  l989.  Mr.  Ryan  is  a
                        graduate of  the University of Utah and
                        is a  Registered Professional Engineer.
                        He  is   a  member   of  the  Executive
                        Committee and Pension Fund Committee.

ARTHUR M. SMITH     72  Prior  to   his  retirement   in  1984,      1959/1995
                        Chairman  of   the   Board   of   First
                        Interstate Bank  of  Nevada,  N.A.  Mr.
                        Smith is  a director  of Circus  Circus
                        Enterprises (hotel  and  casino),  John
                        Deere Insurance  Group and  the  W.  M.
                        Keck Foundation.  He is Chairman of the
                        Compensation Committee  and a member of
                        the Audit  Committee and  Pension  Fund
                        Committee.

Other Directors:
- ----------------

MARY LEE COLEMAN    58  President   of    Coleman   Enterprises      1980/1996
                        (developer  of   shopping  centers  and
                        industrial parks).   Mrs.  Coleman is a
                        graduate of  the University of Southern
                        California.   She is  a member  of  the
                        Audit  Committee     and  Pension  Fund
                        Committee.

                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

CHARLES A. LENZIE   57  Chairman  of   the  Board   and   Chief      1983/1996
                        Executive Officer  of the  Company. Mr.
                        Lenzie joined  the Company  in 1974  as
                        Vice President-Finance.  He was elected
                        Senior   Vice   President-Finance   and
                        Accounting Services  in December  1979;
                        President  on   February  l,  l983  and
                        Chairman  of   the  Board   and   Chief
                        Executive Officer  on May  l, l989. Mr.
                        Lenzie is a director of Bank of America
                        Nevada and  Stewart  Title  Company  of
                        Nevada.   Mr. Lenzie  is a  graduate of
                        the  University   of  Illinois   and  a
                        Certified Public  Accountant.    He  is
                        Chairman of the Executive Committee.

JOHN L. GOOLSBY     53  President, Chief  Executive Officer and      1991/1997
                        a  director   of  each  of  The  Hughes
                        Corporation  and   The  Howard   Hughes
                        Corporation (real estate investment and
                        land   development    companies),   the
                        principal operating  companies  of  the
                        Howard  Hughes  Estate.    Mr.  Goolsby
                        became  affiliated   with  The   Howard
                        Hughes Corporation  in l980,  and since
                        that time  has held  various  positions
                        with the  operating  companies  of  the
                        Howard Hughes  Estate. Mr. Goolsby is a
                        director of  Bank of America Nevada and
                        America West Airlines. Mr. Goolsby is a
                        graduate of  the University of Texas at
                        Arlington  and   a   Certified   Public
                        Accountant.   He is  a  member  of  the
                        Executive    Committee,    Compensation
                        Committee,  Nominating   Committee  and
                        Audit Committee.

                        Principal Occupation and                 Year First
                        Employment for the Past Five             Became Director
Name               Age  Years and Other Information              /Term Expires
- -----------------  ---  ---------------------------------------  ---------------

JERRY HERBST        57  Chief  Executive  Officer  of  each  of      1990/1997
                        Terrible Herbst, Inc. (gas station, car
                        wash,  convenience   store  chain)  and
                        Herbst Supply Co., Inc. (wholesale fuel
                        distribution), family-owned  businesses
                        for which  he has  worked  since  l959.
                        Mr. Herbst  is a general partner of the
                        Gold  Coast   Hotel  &   Casino  and  a
                        director of Bank of America Nevada. Mr.
                        Herbst is  a graduate of the University
                        of Southern California.  He is Chairman
                        of  the   Nominating  Committee  and  a
                        member of  the  Compensation  Committee
                        and Pension Fund Committee.

FRANK E. SCOTT      75  Until his  retirement in 1988, Chairman      1972/1997
                        of  the   Board  and   Chief  Executive
                        Officer  of   First  Western  Financial
                        Corporation  (holding   company  of   a
                        savings  and   loan  association).  Mr.
                        Scott  is  Chairman  of  the  Board  of
                        American      Wollastonite       Mining
                        Corporation  and   is  a   director  of
                        Paulson Gaming  Corporation.  He  is  a
                        member   of    the   Audit   Committee,
                        Compensation Committee and Pension Fund
                        Committee.

JELINDO A. TIBERTI  75  Chairman of  the Board of J. A. Tiberti      1963/1997
                        Construction Company,  Inc. Mr. Tiberti
                        is a  Registered Professional Engineer.
                        He is  Chairman  of  the  Pension  Fund
                        Committee and a member of the Executive
                        Committee and Compensation Committee.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Committees of the Board of Directors are the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee and the Pension Fund Committee. The major functions of these Committees are described briefly below.

EXECUTIVE COMMITTEE

     Except for certain powers which, under Nevada law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Company.

AUDIT COMMITTEE

     The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. The Audit Committee discusses matters of concern to the Committee, the independent public accountants or management relating to the Company's financial statements or other results of the audit. It also meets with the Company's Director of Internal Audit regarding internal auditing matters and controls.

COMPENSATION COMMITTEE

     The Compensation Committee reviews and recommends to the Board compensation for officers.

NOMINATING COMMITTEE

     The Nominating Committee is empowered to consider and review the qualifications of potential nominees for directors and to recommend to the Board of Directors a slate of nominees for election as directors at the Annual Meeting of Shareholders and, when vacancies occur, candidates for election by the Board of Directors. The Committee will consider nominees recommended by shareholders; written recommendations must be received by the Secretary of the Company not less than thirty days nor more than sixty days prior to the meeting at which directors are to be elected.

PENSION FUND COMMITTEE

     The Pension Fund Committee oversees the investment of the assets of the Company's Qualified Retirement Plan.

                            MEETINGS AND ATTENDANCE

     During 1994, the Company's Board of Directors met 12 times, the Executive Committee met 11 times, the Audit Committee and the Compensation Committee each met two times, the Pension Fund Committee met three times and the Nominating Committee met once.

     During 1994, no director attended less than 75% of the aggregate meetings of the Board of Directors and Committees on which he or she served.

                             DIRECTOR COMPENSATION

     No director who receives a salary from the Company is paid any fees to serve as a director or as a member of any committee of the Board of Directors. Those directors not receiving salaries from the Company (the "Outside Directors") are paid an annual fee of $20,000 plus $1,000 for each directors' meeting attended; an annual fee of $10,000 for serving on the Executive Committee; $1,000 per meeting attended for serving on the Audit Committee, the Compensation Committee, the Nominating Committee, or the Pension Fund Committee and an additional $400 per meeting for serving as Committee Chairman. In addition, the Company provides a $20,000 term life insurance benefit for each of the Outside Directors.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table presents certain information regarding the Company's Common Stock beneficially owned by each director, the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year 1994, and all directors and executive officers of the Company as a group as of December 31, 1994:

                                                  Amount and
                                                   Nature of
                                                  Beneficial     Percent of
     Name                                         Ownership        Class
     ----                                         ----------     ----------
     James Cashman III ........................    6,563(1)         .015%
     Mary Lee Coleman .........................  322,542(2)         .711%
     Fred D. Gibson, Jr. ......................    6,843(3)         .015%
     John L. Goolsby...........................    2,330(4)         .005%
     Jerry Herbst..............................    5,000(5)         .011%
     James C. Holcombe ........................    3,897(5)(14)     .009%
     Charles A. Lenzie ........................    9,999(6)(14)     .022%
     Conrad L. Ryan ...........................   11,392(7)         .025%
     Frank E. Scott ...........................    5,454(5)         .012%
     Arthur M. Smith ..........................    1,200(8)         .003%
     Jelindo A. Tiberti .......................    2,000(9)         .004%
     David G. Barneby .........................    3,756(10)(14)    .008%
     Cynthia K. Gilliam .......................    2,274(11)(14)    .005%
     Steven W. Rigazio.........................    5,189(12)(14)    .011%
     All Directors & Executive Officers as a
       Group (16 individuals)(15)..............  392,891(13)(14)    .866%
___________

(1) Deceased February 2, 1995; 5,200 shares held in street name; balance held in shareholder's name.

(2)  157,347 shares held in shareholder's name; balance held in family trust.

(3)  4,600 shares held in street name; balance held in shareholder's name.

(4)  2,000 shares held in street name; balance held in shareholder's name.

(5)  Held in shareholder's name.

(6)  6,295 shares held in street name; balance held in shareholder's name.

(7)  400 shares held in street name; balance held in shareholder's name.

(8)  1,000 shares held in street name; balance held in family trust.

(9) 1,250 shares held in street name; balance held in name of controlled corporation.

(10) 1,136 shares held in street name; 2,191 shares held in shareholder's name; balance held in trust.

(11) 360 shares held in street name; balance held in shareholder's name.

(12) 766 shares held in shareholder's name; balance held in family trust.

(13) Includes 750 shares held in the name of controlled corporation; 22,241 shares held in street name; 171,891 shares held in trust and 198,009 shares held in shareholders' names.

(14) Of the shares shown, all of the shares beneficially owned by Mr. Holcombe, 1,575 shares beneficially owned by Mr. Lenzie, 1,056 shares beneficially owned by Mr. Barneby, 860 shares beneficially owned by Mrs. Gilliam, 766 shares beneficially owned by Mr. Rigazio, and 10,961 of the shares beneficially owned by all directors and executive officers as a group are held in the Company's 401(k) Plan for the benefit of such shareholders. These shares are fully vested. All shares of Company Common Stock held in the Company's 401(k) Plan are subject to shared voting power with the trustee of the 401(k) Plan.

(15) None of the directors or executive officers own any of the Company's outstanding Cumulative Preferred Stock or Preference Stock.

     The management of the Company does not know of any shareholder holding more than 5% of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

     The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year 1994, as well as the total compensation paid to each such individual for the Company's two previous years.

                         SUMMARY COMPENSATION TABLE (7)

                                     Annual Compensation
                              ----------------------------------
Name and Principal                               Other Annual    All Other
Position(6)           Year    Salary   Bonus(1)  Compensation(2) Compensation(3)
- ------------------    ----    ------   --------  --------------- ---------------

Charles A. Lenzie     1994   $372,750  $109,030     $ 7,666        $4,500
  Chairman of the     1993    311,923    98,256       5,917         7,075
  Board and Chief     1992    271,434   113,393       4,002         8,104
  Executive Officer,
  Director

James C. Holcombe     1994    273,368    79,960       9,809         4,500
  President and Chief 1993    247,160    77,855      11,686         7,075
  Operating Officer,  1992    223,976    92,776       9,940         6,418
  Director

Steven W. Rigazio(4)  1994    166,121    31,978       8,646         4,500
  Vice President,     1993    127,374    23,947       8,384         3,744
  Finance and Plan-   1992    100,665    21,665       8,025         2,969
  ning, Treasurer,
  Chief Financial
  Officer

Cynthia K. Gilliam(5) 1994    162,125    31,868      11,116         4,500
  Vice President,     1993    130,548    24,021       8,955         3,964
  Retail Customer     1992    117,732    24,278       4,580         3,468
  Operations

David G. Barneby      1994    153,632    30,342       9,559         4,327
  Vice President,     1993    134,958    25,373       7,985         3,868
  Power Delivery      1992    130,235    35,791       5,060         3,756

(1) Amounts awarded under the Executive Performance Incentive Plan for the respective fiscal years.

(2) These amounts represent the personal use of Company automobiles and reimbursement for payment of taxes thereon.

(3) These amounts represent the Company's contribution to the Company's 401(k) Plan.

(4) Steven W. Rigazio was elected Vice President and Treasurer, Chief Financial Officer March 5, 1992.

(5) Cynthia K. Gilliam was elected Vice President, Customer Service January 1, 1992.

(6) Current positions reflect new organizational structure approved by the Board of Directors on October 14, 1993.

(7) The number and value of the aggregate performance restricted shares under the Company's Long-Term Incentive Plan as of December 31, 1994, are 11,135 shares and $226,876 for Mr. Lenzie; 8,916 shares and $181,664 for Mr. Holcombe; 2,517 shares and $51,284 for Mr. Rigazio; 2,651 shares and $54,014 for Mrs. Gilliam; and 2,798 shares and $57,009 for Mr. Barneby, respectively.

             LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

                                        Estimated Future Payouts under
                      Performance       Non-Stock Price-Based Plans
                      or Other Period   ----------------------------------------
                      Until Maturation  Threshold      Target        Maximum
Name                  or Payout           (#)           (#)            (#)
- --------------------  ----------------  ------------  -----------   ------------
Charles A. Lenzie...  Three Years       2,695 shares  5,389 shares  6,736 shares
James C. Holcombe...  Three Years       2,114 shares  4,228 shares  5,285 shares
Steven W. Rigazio...  Three Years         705 shares  1,409 shares  1,761 shares
Cynthia K. Gilliam..  Three Years         700 shares  1,399 shares  1,749 shares
David G. Barneby....  Three Years         705 shares  1,409 shares  1,761 shares

     The Company's Long-Term Incentive Plan (the "LTIP") gives participants the opportunity to earn awards based on the Company's performance over a three-year performance period. The performance period for the 1994 LTIP awards (the "Awards") began January 1, 1994 and ends December 31, 1996. The Awards of LTIP incentive compensation units (the "Units") earned by the named executive officers will be determined at the end of the three-year performance period based on the ranking of the Company's total shareholder return (i.e., stock price appreciation plus reinvested dividends) in comparison to the Solomon Electric Utilities Index (the "Index"). Common stock of the Company at the rate of one share per Unit earned will be paid to LTIP participants at the end of the performance period. Participants would earn a percentage of the Award based on the percentile rank of the Company's total shareholder return in comparison to the Index, as follows:

                                            Percentage of
      Percentile Rank of Company            Award Earned
      --------------------------            -------------
       Less than 40th......................       0%
                 40th......................      50%
                 50th......................      75%
                 60th......................      90%
                 75th......................     100%
                 90th......................     125%

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the philosophy for compensating the Company's executives and ensuring that all aspects of the Executive Compensation Program are administered consistent with the philosophy. During 1994, the Committee met two times. This report describes the Committee's decisions during 1994 in determining the compensation earned by the Chief Executive Officer (the "CEO"), and all other officers as a group.

     The Omnibus Budget Reconciliation Act of 1993 contained provisions on the deductibility of executive compensation. All compensation paid to the CEO and other proxy - named executives for 1994 is fully deductible. It is the Committee's intention to maintain the complete deductibility in the future, however, we reserve the right to deviate from this policy when and if we determine it is in the best interests of the Company and its shareholders to do so.

     The Company has retained the services of Towers Perrin, a compensation consulting firm, to assist the Committee in connection with the performance of its various duties. Towers Perrin has been retained in this capacity since
1990. Towers Perrin provides advice to the Committee with respect to the reasonableness of compensation paid to the officers of the Company.

Overall Objectives

     The primary objective of the Executive Compensation Program is to motivate the officers to achieve the Company's goals of providing the Company's shareholders with a competitive return on their investment while at the same time providing its customers with high quality service at a competitive price. The compensation philosophy, therefore, bases a significant portion of each officer's total compensation on the achievement of these goals.

Compensation Philosophy

     The Executive Compensation Program is reviewed on an annual basis to ensure its alignment with the Company's compensation philosophy. To retain and attract an experienced results-oriented team, the Company's compensation philosophy is to provide a total compensation opportunity between the median and 75th percentile in comparison to both regulated and nonregulated businesses. Each year, the Committee reviews data from the Edison Electric Institute (the "EEI") Executive Compensation Survey of electric utilities and Towers Perrin's annual management compensation survey. In the following performance graph on page 13, the Company's total return to shareholders is compared to that of the 65 electric utilities comprising the Solomon Electric Utilities Index and the S&P 500 Stock Index. The overwhelming majority of the companies in the Solomon Electric Utilities Index participate in the EEI survey database. The companies in the Towers Perrin survey parallel the type and mix of companies comprising the S&P 500 Stock Index.

     The Executive Compensation Program for the officers of the Company is comprised of base salary, annual performance-related awards and a long-term incentive plan. Annual base salary increases reflect the individual's performance and contribution over several years. Annual incentive awards vary directly with annual corporate performance for the CEO and the Chief Operating Officer (the "COO"). Corporate performance is weighted 60% and individual goal achievement is weighted 40% for all other officers. Individual officer goals are established annually in support of the corporate performance goals. The long-term incentive plan approved by the Company's shareholders in 1993 provides officers with the opportunity to earn shares of common stock based on the Company's total return to shareholders compared to a peer group of electric utilities.

     The remainder of this report discusses the administration of the 1994 Executive Compensation Program with respect to the CEO and the other officers as a group.

1994 Base Salary

     The 1994 base salaries of the CEO and other officers as a group were established by the Committee taking into account salary trends and the individual's performance. The CEO's salary was increased 20% and the salaries of all other officers as a group were increased by an average of 19% over their 1993 levels. For 1994, the CEO's salary and salaries for all other officers as a group were at the 75th percentile for comparable positions in the electric utility industry.

1994 Incentive Awards

     The corporate component of the 1994 incentive awards was based on three corporate performance goals weighted as follows -- corporate earnings, 50%; customer satisfaction, 30%; and cost control, 20%. Specific corporate performance goals were established at the beginning of the year. The CEO and COO's 1994 annual incentive award is based entirely on the three corporate goals. Achievement of the corporate performance goals and individual goals were evaluated and taken into consideration in determining 1994 annual incentive awards for all other officers.

     The 1994 incentive award earned by the CEO was 29% of salary. This award reflected the Company exceeding its corporate earnings goal, while the targeted levels of customer satisfaction, as determined by the results of an independent customer satisfaction survey, and cost control were not achieved. The incentive awards for all other officers as a group was an average of 22% of salary.

     Under the provisions of the Company's Long-Term Incentive Plan, the officers of the Company were granted a total number of 16,249 stock units. The CEO's grant of 5,389 stock units and the grant to all other officers as a group was based on the Company's philosophy of providing the opportunity to earn total compensation between the 50th and 75th percentile of regulated and nonregulated businesses. The actual number of stock units earned by the CEO and all officers as a group will be determined in 1997 based on the Company's total shareholders return as compared to a peer group of electric utilities for the period 1994-1996 or such other measure as the Committee deems appropriate.

                                              COMPENSATION COMMITTEE

                                              Arthur M. Smith
                                              Fred D. Gibson, Jr.
                                              John L. Goolsby
                                              Jerry Herbst
                                              Frank E. Scott
                                              Jelindo A. Tiberti

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company's common stock, the S&P 500 Stock Index and the Solomon Electric Utilities Index.

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                  NEVADA POWER COMPANY COMMON STOCK (NPC),
                     S&P 500 STOCK INDEX (S&P 500) AND
                 SOLOMON ELECTRIC UTILITIES INDEX (SOLOMON)

Measurement Period
(Fiscal Year Covered)                NPC          S&P 500         Solomon
- ---------------------              -------        -------         -------
Measurement Pt. - 12/31/89          $100           $100            $100
Fiscal Year Ended - 12/31/90        $ 92           $ 97            $102
Fiscal Year Ended - 12/31/91        $ 88           $126            $132
Fiscal Year Ended - 12/31/92        $116           $136            $141
Fiscal Year Ended - 12/31/93        $127           $150            $157
Fiscal Year Ended - 12/31/94        $115           $152            $138

     Assumes $100 invested on 12/31/89 in Nevada Power Company common stock, S&P 500 Stock Index and Solomon Electric Utilities Index with dividend reinvestment over period.

RETIREMENT BENEFITS

     The Company's Qualified Retirement Plan (the "Retirement Plan") for salaried employees provides noncontributory benefits based upon both years of service and the employee's highest consecutive 5-year average annual compensation. Annual compensation includes salary and bonus amounts paid as shown in the Summary Compensation Table. The credited years of service under the Retirement Plan at December 31, 1994 for each of the individuals listed in the Summary Compensation Table are as follows: Charles A. Lenzie, 19 years; James C. Holcombe, 5 years; Steven W. Rigazio, 9 years; Cynthia K. Gilliam, 19 years; and David G. Barneby, 27 years. The Retirement Plan includes an early retirement option under which a covered employee may receive a reduced benefit upon early retirement between ages 55 and 62. Benefits payable upon retirement after age 62 are unreduced. Benefits payable under the Retirement Plan must be in compliance with applicable guidelines or maximums prescribed in the Employees Retirement Income Security Act of 1974 as currently stated or as adjusted from time to time.

     The following table sets forth, by example, maximum annual benefits upon retirement on or after age 62 from the Retirement Plan. The amounts shown below represent the application of the Retirement Plan formula to the highest consecutive 5-year average annual earnings and years of service shown.

                                 Maximum Annual Benefit for Specific
Highest                        Years of Credited Service at Retirement
Consecutive 5-Year   ----------------------------------------------------------
Average Earnings     15 Years  20 Years  25 Years  30 Years  35 Years  40 Years
- -------------------  --------  --------  --------  --------  --------  --------
$150,000 ..........   $38,750   $51,700   $64,600   $77,500   $90,500  $100,400
 200,000 ..........    38,750    51,700    64,600    77,500    90,500   100,400
 250,000 ..........    38,750    51,700    64,600    77,500    90,500   100,400
 300,000 ..........    38,750    51,700    64,600    77,500    90,500   100,400
 350,000 and over..    38,750    51,700    64,600    77,500    90,500   100,400

     The Company has adopted a Supplemental Executive Retirement Plan (the "SERP") in addition to the Retirement Plan. Participation is limited to such officers as the Board of Directors may select. Presently, 27 active or retired designated officers and managers, including the five highest paid officers of the Company, participate in the SERP. Each selected participant who retires on or after age 62 with 25 years of service will receive a SERP retirement benefit equivalent to 60% of his/her highest consecutive 3-year average annual earnings reduced by the Retirement Plan benefit. Annual earnings include wages, salary, bonus earned and the value of all other compensation amounts as shown in the Summary Compensation Table. Reduced benefits apply to participants who retire with less than 25 years of service or before age 62. Participants with more than 25 years of service at retirement receive an additional benefit equal to 1.5% of their highest consecutive 3-year average annual earnings for each year of service beyond 25 years. The credited years of service under the SERP at December 31, 1994 for each of the individuals listed in the Summary Compensation Table are as follows: Charles A. Lenzie, 20 years; James C. Holcombe, 8 years; Steven W. Rigazio, 10 years; Cynthia K. Gilliam, 20 years; and David G. Barneby, 28 years.

     The following table sets forth, by example, maximum annual benefits upon retirement on or after age 62 under the combined regular Retirement Plan and the SERP. The amounts shown below represent the application of the SERP formula to the highest consecutive 3-year average annual earnings and years of service shown. The amounts shown do not include Social Security benefits payable upon retirement.

                                Maximum Annual Benefit for Specific
Highest                       Years of Credited Service at Retirement
Consecutive 3-Year   ----------------------------------------------------------
Average Earnings     15 Years  20 Years  25 Years  30 Years  35 Years  40 Years
- ------------------   --------  --------  --------  --------  --------  --------
$150,000 ........    $ 67,500  $ 78,750  $ 90,000  $101,250  $112,500  $123,750
 200,000 ........      90,000   105,000   120,000   135,000   150,000   165,000
 250,000 ........     112,500   131,250   150,000   168,750   187,500   206,250
 300,000 ........     135,000   157,500   180,000   202,500   225,000   247,500
 350,000 ........     157,500   183,750   210,000   236,250   262,500   288,750
 400,000 ........     180,000   210,000   240,000   270,000   300,000   330,000
 450,000 ........     202,500   236,250   270,000   303,750   337,500   371,250
 500,000 ........     225,000   262,500   300,000   337,500   375,000   412,500

RETIREMENT PLAN FOR OUTSIDE DIRECTORS

     The Company has established a Retirement Plan for the Outside Directors (the "RPOD"). The RPOD provides a maximum annual life benefit equivalent to the annual fee being paid to the Outside Director at the date of retirement. With respect to an Outside Director first elected after May 11, 1990, receipt of the maximum annual life benefit under the RPOD is subject to (a) minimum service for 5 years as an Outside Director and (b) retirement on or before the first day of the month following such Outside Director's 72nd birthday. The annual benefit received by an Outside Director elected after May 11, 1990, who has met the minimum 5-year service requirement, will be reduced by $500 for each year such Outside Director retires after their 65th birthday but prior to their 72nd birthday.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche as the Company's independent public accountants for 1995 at the recommendation of the Audit Committee. Representatives of Deloitte & Touche will be present at the 1995 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal intended for consideration at the 1996 Annual Meeting must be received by the Company on or before November 13, 1995 to be included in the proxy materials for the 1996 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize Certified Mail-Return Receipt Requested.

                                 ANNUAL REPORT

     For further information with respect to the Company, reference is made to the 1994 Annual Report of the Company, a copy of which has been mailed to all shareholders of the Company.

                                 OTHER MATTERS

     The management knows of no matters to be presented at the meeting other than those mentioned above. However, if any other matters do properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting thereon.



                                   Richard L. Hinckley
                                   Richard L. Hinckley
                                      Secretary
Las Vegas, Nevada
March 14, l995

                          1994 ANNUAL MEETING MINUTES

     Copies of the minutes of the Company's 1994 Annual Meeting of Shareholders and/or the Company's 1994 Annual Report on Form 10-K, including the financial statements and the schedules thereto filed with the Securities and Exchange
Commission for the Company's most recent fiscal year, will be furnished upon written request to shareholders without charge. A copy may be obtained by writing to Shareholder Services, Nevada Power Company, P.O. Box 230, Las Vegas, Nevada 89151.

                              NEVADA POWER COMPANY
- ---------------------------------------------------------------------NP---------


March 14, l995



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Nevada Power Company to be held at 2:00 P.M. on May 12, 1995, at the Las Vegas Hilton, Pavilions 1-3, 3000 Paradise Road, Las Vegas, Nevada. Your Board of Directors looks forward to greeting personally those shareholders able to attend.

This year, you are asked to vote for the election of four directors to three-year terms.

Whether or  not you  plan to  attend, it  is  important  that  your  shares  are
represented at  the meeting.   Accordingly,  you are requested to promptly vote,
sign, date and mail the attached proxy in the envelope provided.

Thank you for your consideration and continued support.


Very truly yours,


Charles A. Lenzie
Charles A. Lenzie
Chairman of the Board and
Chief Executive Officer



- ---------------------------------------------------------------------------





                                   PROXY CARD

                                      FRONT
- --------------------------------------------------------------------------------

                                   DETACH HERE
                                           Date:__________________________, 1995

                                           _____________________________________
                                                        (Signature)

                                           _____________________________________
                                                        (Signature)

                                              (Joint  owners   must  EACH  sign.
                                              Please  sign   EXACTLY   as   your
                                              name(s) appear(s)  on  this  card.
                                              When signing as attorney, trustee,
                                              executor, administrator,  guardian
                                              or corporate  officer, please give
                                              FULL title.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                        (TO BE VOTED ON REVERSE SIDE)

                                      BACK
- --------------------------------------------------------------------------------

                               NEVADA POWER COMPANY
 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                   May  12, 1995

     The signing shareholder hereby appoints Charles A. Lenzie, Mary Lee Coleman and Jelindo A. Tiberti, or any one of them, with full power of substitution, the attorneys and proxies of the signing shareholder to vote all shares of Common Stock of the Company which the signing shareholder is entitled to vote at the annual meeting of Nevada Power Company to be held on May 12, 1995, at 2:00 p.m. and at any and all adjournments of such meeting.

(1) ELECTION OF DIRECTORS   FOR all nominees listed       WITHHOLD AUTHORITY ___
    to three-year terms     below ___ (except as marked   to vote for all
                            to the contrary below)        nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

       Fred D.Gibson, Jr.,  James C. Holcombe,  Conrad L. Ryan,  Arthur M. Smith
________________________________________________________________________________

    (2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                           (TO BE SIGNED ON REVERSE SIDE)